UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 30, 2009

CHINA GENGSHENG MINERALS, INC.
(Exact name of registrant as specified in its charter)

STATE OF NEVADA	000-51527	91-0541437
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 88 Gengsheng Road,
Dayugou Town, Gongyi, Henan,
People's Republic of China
(Address of Principal Executive Offices)

451271
(Zip Code)

(86) 371-64059818
Registrant's Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

 REGULATION FD DISCLOSURE.

On October 1, 2009, China Gengsheng Minerals Inc. (the “Company”) is giving a presentation at the 2009 New York RedChip Small-Cap Investment Conference being held at the NASDAQ MarketSite at 4 Times Square, New York, New York.  On October 13, 2009, the Company is making a presentation at the Roth China Conference at the Fontainbleu, Miami Beach, Florida. Both presentations will include a slide show in the form attached hereto as Exhibit 99.1, and incorporated herein by reference.  In connection with the conference, the Company issued a press release on September 28, 2009 attached hereto as Exhibit 99.2, and incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d) The following exhibits are filed with this report:

Exhibit
Number	Description

99.1	Presentation of China Gengsheng Minerals, Inc.

99.2	Press Release issued on September 28, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA GENGSHENG MINERALS, INC.

Dated: October 1, 2009	/s/ Shunqing Zhang
Name: Shunqing Zhang
Title: Chief Executive Officer